UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 7, 2017

ECO ENERGY TECH ASIA, LTD.
(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-37630	47-3444723
(Commission File Number)	(IRS Employer Identification No.)

Unit 503, 5/F, Silvercord Tower 2, 30 Canton Road, TST, Kowloon, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

(852) 91235575

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 7, 2017, 7582919 Canada, Inc. (“7582919”), a subsidiary of Eco Energy Tech Asia, Inc. (the “Company”), consummated the sale of a parcel of real property located at 4174 184th St., Surrey, British Columbia V3Z 1B7, Canada. The purchase price was $1,650,000 (CN). 7582919 received $1,000,868.70 (CN) after deduction for payment of the outstanding mortgage, real estate commissions and other related closing expenses.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO ENERGY TECH ASIA, LTD

Date: July 10, 2017	By:	/s/ Yuen May Cheung
Yuen May Cheung
Chief Executive Officer

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